SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2004

Sirna Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2950 Wilderness Place

Boulder, Colorado 80301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

N/A

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

The Registrant issued a press release on April 30, 2004 announcing the execution of purchase agreements, in the form filed as Exhibit 99.1 to this Current Report, in connection with a private placement of common stock of the Company. A copy of the press release is incorporated herein by reference and filed as Exhibit 99.2 to this Current Report. The Registrant expects to close the private placement during the first week of May 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Form of Purchase Agreement dated as of April 30, 2004 by and between the Registrant and certain Purchasers set forth on the signature page thereto.

99.2	Press Release issued by the Registrant on April 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 30, 2004

Sirna Therapeutics, Inc.
(Registrant)

By:	/s/ Howard W. Robin
Name:	Howard W. Robin
Title:	President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Form of Purchase Agreement dated as of April 30, 2004 by and between the Registrant and certain Purchasers set forth on the signature page thereto.

99.2	Press Release issued by the Registrant on April 30, 2004.

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